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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                              DATED JANUARY 3, 2003

                (Applicable Only to Policies Issued in Maryland)

The following restriction under "Limitations on Transfers from the Fixed Account" in the prospectus does not apply to policies issued in Maryland.

"Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust."



                         SUPPLEMENT DATED MARCH 3, 2003